Summary and Statutory Prospectus Supplement dated June 16, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses, as applicable, for the Fund listed below:
Invesco Floating Rate ESG Fund
This supplement amends the Summary and Statutory Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
The seventh paragraph under the heading “Fund Summary – Principal Investment Strategies of the Fund” is revised as follows in the prospectuses:
The Fund can invest up to 20% of its total assets in certain other types of debt obligations or securities and equity securities (including common stocks, preferred stocks, rights, warrants, and securities convertible into common stock), both to increase yield and to manage cash flow. Other types of debt obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. The Fund may also invest in CLO securities that are in the subordinated debt tranches of a CLO. Up to 5% of the Fund’s net assets may be invested in subordinated loans. Some of the floating rate loans and debt securities in which the Fund may invest will be considered to be illiquid.
The following information is added under the heading “Fund Summary – Principal Risks of Investing in the Fund” in the prospectuses:
Common Stock and Other Equity Investments.  Equity securities include common stock, preferred stock, rights, warrants and certain securities that are convertible into common stock. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general and those fluctuations may affect the value of the Fund’s portfolio. Stock markets may experience significant short-term volatility and may fall or rise sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other. A variety of factors, including, but not limited to, poor earnings reports, loss of customers, litigation, unfavorable performance and changes in government regulations, can negatively affect the price of a particular company’s stock. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry) their share values may fluctuate more in response to events affecting the market for that type of security. Common stock represents an ownership interest in a company.
Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.
Warrants are options to purchase equity securities at specific prices that are valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. The conversion feature of convertible securities generally causes the market value of convertible securities to rise and fall when the value of the underlying common stock rises and falls. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. In addition, convertible securities may be subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.
FLR-SUMSTAT-SUP

Warrants, Equity Securities and Junior Debt Securities of the Borrower. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund’s net asset value. Additionally, warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be illiquid.
The eighth paragraph under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies” is revised as follows in the Statutory Prospectus:
The Fund can invest up to 20% of its total assets in certain other types of debt obligations or securities and equity securities (including common stocks, preferred stocks, rights, warrants, and securities convertible into common stock), both to increase yield and to manage cash flow. Other types of debt obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. The Fund may also invest in CLO securities that are in the subordinated debt tranches of a CLO. Up to 5% of the Fund’s net assets may be invested in subordinated loans. Some of the floating rate loans and debt securities in which the Fund may invest will be considered to be illiquid.
The following information is added under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Risks” in the Statutory Prospectus:
Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities.
The value of the Fund’s portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of equity securities generally do not all move in the same direction at the same time. However, individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry) their share values may fluctuate more in response to events affecting the market for that type of security.
▪
Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.
▪
Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.
▪
Warrants are options to purchase equity securities at specific prices that are valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
▪
Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. The conversion feature of convertible securities generally causes the market value of convertible securities to increase when the value of the underlying common stock increases, and to fall when the stock price falls. The market value of a convertible security reflects
FLR-SUMSTAT-SUP

both its “investment value,” which is its expected income potential, and its “conversion value,” which is its anticipated market value if it were converted. If its conversion value exceeds its investment value, the security will generally behave more like an equity security, in which case its price will tend to fluctuate with the price of the underlying common stock or other security. If its investment value exceeds its conversion value, the security will generally behave more like a debt security, in which case the security’s price will likely increase when interest rates fall and decrease when interest rates rise. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. In addition, convertible securities may be subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. However, credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment. The Fund’s convertible debt securities are subject to the same credit rating limits as the Fund’s other debt securities.
Warrants, Equity Securities and Junior Debt Securities of the Borrower. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund’s net asset value. Additionally, warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be illiquid.
FLR-SUMSTAT-SUP